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                                                                    EXHIBIT 21.1

                          WEINGARTEN REALTY INVESTORS
                         LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                                                    STATE
                                                                                     OF
                                   SUBSIDIARY                                      INCORPORATION
- ---------------------------------------------------------------------------------  -------
Weingarten Realty Management Company.............................................    Texas
Weingarten/Jones Road Company, Inc...............................................    Texas
Weingarten/Lubbock, Inc..........................................................    Texas
Weingarten/Arkansas, Inc.........................................................    Texas
Weingarten/Maine, Inc............................................................    Texas
Weingarten/Tennessee, Inc........................................................    Texas
Weingarten/Oklahoma, Inc.........................................................    Texas
Weingarten/Railspur, Inc.........................................................    Texas
WRI/Bay City, Inc................................................................    Texas
Weingarten/Southgate, Inc........................................................    Texas
Weingarten/Village Arcade, Inc...................................................    Texas
Weingarten/Lufkin, Inc...........................................................    Texas
Weingarten/Lufkin Theatre, Inc...................................................    Texas
WRI/Lathrop, Inc.................................................................    Texas
Amarillo Centers, Inc............................................................    Texas
Cypress Westfield, Inc...........................................................    Texas
Weingarten/New York, Inc.........................................................    Texas
WRI/Puckett, Inc.................................................................    Texas
WRI/Nederland, Inc...............................................................    Texas
WRI/SW Park, Inc.................................................................    Texas
Mesquite/Town East, Inc..........................................................    Texas
WRI/Mini-Storage, Inc............................................................    Texas
WTSC, Inc........................................................................    Texas
WRI/Post Oak, Inc................................................................    Texas
Weingarten/Arizona, Inc..........................................................    Texas
WRI/Bell, Inc....................................................................    Texas
Weingarten Properties Trust......................................................    N/A
Main/O.S.T., Ltd.................................................................    N/A
Phelan Boulevard Venture.........................................................    N/A
Northwest Hollister Venture......................................................    N/A
East Town, Lake Charles Co. .....................................................    N/A
Alabama-Shepherd Shopping Center.................................................    N/A
Southridge Plaza Joint Venture...................................................    N/A
Sheldon Center, Ltd. ............................................................    N/A
Yale/20 Venture..................................................................    N/A
Jacinto City, Ltd. ..............................................................    N/A
Rosenberg, Ltd. .................................................................    N/A
Eastex Venture...................................................................    N/A
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